NEUBERGER & BERMAN EQUITY ASSETS
                  Neuberger & Berman Socially Responsive Trust
                        Supplement dated April 1, 1997 to
             Statement of Additional Information dated March 3, 1997

                             INVESTMENT INFORMATION

The section regarding the investment program and manager of the Portfolio (pages 5-7) is revised to read as follows:

THE PORTFOLIO

               Securities for the Portfolio are selected through a two-phase process. The first is financial. The portfolio manager analyzes a universe of companies according to N&B Management's value-oriented philosophy and looks for stocks which are undervalued for any number of reasons. The manager focuses on financial fundamentals, including balance sheet ratios and cash flow analysis, and meets with company management in an effort to understand how those unrecognized values might be realized in the market.

               The second part of the process is social screening. N&B Management's social research is based on the same kind of philosophy that governs its financial approach: N&B Management believes that first-hand knowledge and experience are its most important tools. Utilizing a database, the portfolio manager does careful, in-depth tracking and analyzes a large number of companies on some eighty issues in six broad social categories. The manager uses a wide variety of sources to determine company practices and policies in these areas. Performance is analyzed in light of knowledge of the issues and of the best practices in each industry.

               The portfolio manager understands that, for many issues and in many industries, absolute standards are elusive and often counterproductive. Thus, in addition to quantitative measurements, the manager places value on such indicators as management commitment, progress, direction, and industry leadership.

AN INTERVIEW WITH THE PORTFOLIO MANAGER

               Q: First things first. How do you begin your stock selection process?

               A: Our first question is always: On financial grounds alone, is a company a smart investment? For a company's stock to meet our financial test, it must pass a number of hurdles.

               We look for bargains, just like the portfolio managers of the other portfolios managed by N&B Management. More specifically, we search for companies that we believe have terrific products, excellent customer service, and solid balance sheets -- but because they may have missed quarterly earnings expectations by a few pennies, because their sectors are currently out of favor, because Wall Street overreacted to a temporary setback, or because the company's merits aren't widely known, their stocks are selling at a discount.

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               While we look at the stock's fundamentals  carefully,  that's not all we examine. We meet an awful lot of CEOs and CFOs. Top officers of over 400 companies visit Neuberger & Berman each year, and we're also frequently on the road visiting dozens of corporations. From the Fund's inception, we've met with representatives of every company we own.

               When we're face to face with a CEO, we're searching for answers to two crucial questions: "Does the company have a vision of where it wants to go?" and "Can the management team make it happen?" We've analyzed companies for over three decades, and we always look for companies that have both clear strategies and management talent.

               Q: When you evaluate a company's balance sheet, what matters the most to you?

               A: Definitely a company's "free cash flow." Compare it to your household's discretionary income -- the money you have left over each month after you pay off your monthly debt and other expenses. With ample free cash flow, a company can do any number of things. It can buy back its stock. Make important acquisitions. Expand its research and development spending. Or increase its dividend payments.

               When a company generates lots of excess cash flow, it has growth capital at its disposal. It can invest for higher profits down the line and improve shareholder value. Determining exactly HOW a company intends to spend its excess cash is an entirely different matter -- and that's where the information learned in our company meetings comes in. Still, you've got to have the extra cash in the first place. Which is why we pay so much attention to it.

               Q: So you take a hard look at a company's balance sheet and its management. After a company passes your financial test, what do you do next?

               A: After we're convinced of a company's merits on financial grounds alone, we review its record as a corporate citizen. In particular, we look for evidence of leadership in three key areas: concern for the environment, workplace diversity, and enlightened employment practices.

               It should be clear that our social screening always takes place after we search far and wide for what we believe are the best investment opportunities available. This is a crucial point, and an analogy can be used to explain it. Let's assume you're looking to fill a vital position in your company. What you'd pay attention to first is the candidate's competence: Can he or she do the job? So after interviewing a number of candidates, you'd narrow your list to those that are highly qualified. To choose from this smaller group, you might look at the candidate's personality: Can he or she get along with everyone in your group?

               Obviously, you wouldn't hire an unqualified person simply because he or she is likable. What you'd probably do is give the job to a highly qualified person who is ALSO compatible with your group.

               Now, let's turn to the companies that do make our financial cuts. How do we decide whether they meet our social criteria? Once again, our regular meetings with CEOs are key. We look for top management's support of programs that put more women and minorities in the pipeline to be future officers and


                                      -2-
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board members;  that minimize  emissions,  reduce waste,  conserve  energy,  and protect natural resources; and that enable employees to balance work and family life with benefits such as flextime and generous maternal AND paternal leave.

               We realize that companies are not all good or all bad. Instead of looking for ethical perfection, we analyze how a company responds to troublesome problems. If a company is cited for breaking a pollution law, we evaluate its reaction. We also ask: Is it the first time? Do its top executives have a plan for making sure it doesn't happen again -- and how committed are they?

               If we're satisfied with the answers, a company makes it into our portfolio. When all is said and done, we invest in companies that have diverse work forces, strong CEOs, tough environmental standards, AND terrific balance sheets. In our judgment, financially strong companies that are also good corporate citizens are more likely to enjoy a competitive advantage. These days, more and more people won't buy a product unless they know it's environmentally friendly. In a similar vein, companies that treat their workers well may be more productive and profitable.

               Q:      Why have investors been attracted to the Fund?

               A: Our shareholders are looking to invest for the future in more ways than one. While they care deeply about their own financial futures, they're equally passionate about the world they leave to later generations. They want to be able to meet their college bills and leave a world where the air is a little cleaner and where the doors to the executive suite are a little more open.